Exhibit 99.1

SMG Industries Inc. Releases Financial Information Recently Filed in a Current Report on Form 8-K and Stockholder Update

HOUSTON, TX, Oct. 02, 2023 (GLOBE NEWSWIRE) -- via NewMediaWire -- SMG Industries Inc. (“SMG” or the “Company”) (OTCQB: SMGI), a growth-oriented transportation services company specializing in the full-service logistics market, today reported its pro forma financial results in connection with its July 7, 2023, acquisition of the Barnhart family of companies.

On September 15, 2023, the Company amended its Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on July 12, 2023, which amendment included the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with its recent acquisition of the Barnhart family of companies that closed July 7, 2023.

As illustrated in the Current Report on Form 8-K/A filed with the SEC on September 15, 2023, on a pro forma combined basis for fiscal year 2022, revenues were $152,771,088, gross profit was $16,770,897, net loss from continuing operations was $5,296,586 (which included non-cash expenses of $13,930,353 in depreciation and amortization expenses), generating a net loss of $5,156,039 including those non-cash items. In addition, as disclosed in further detail below, pro forma Adjusted EBITDA, a non-GAAP measure, for fiscal year 2022 was $15,046,814 (see reconciliation table below).

Timothy Barnhart, CFO of SMG said, “Our team is excited about our future growth prospects and new critical mass in size given the July 7th closing of the Barnhart family of companies and its added cash flow. In addition to realizing cost synergies, the Company has been very busy with internal integration of its business and is fortunate to have transportation management systems (TMS) and related infrastructure that are similar and pair well together. Currently, the team believes this integration, including accounting and information technology, will be concluded prior to the year-end 2023. We have executed on several of the expense saving initiatives, including national account buying for fuel and other expenses.” Timothy continued, “The Company’s next Quarterly Report on Form 10-Q for the third quarter 2023 will include the financial results from the Barnhart acquisition from its effective date of July 7, 2023, through September 30, 2023, within SMG’s consolidated financial results for the third quarter.”

“We have hundreds of customers between the legacy business of SMG and the Barnhart family of companies that can be cross-referred to generate growth. Structurally, we have combined the brokerage business of 5J Logistics Services into the larger Lake Shore Logistics operations, which has generated positive feedback from our customers accessing expanded transportation service lines,” stated Bryan Barnhart, CEO of SMG. Bryan continued, “The Company has several revenue synergies underway, including cross-fertilizing customers, introducing additional services lines from the Barnhart family of companies and SMG/5J companies expanding solutions by building a “one stop shop,” full-service logistics provider for our customers and delivering seamless logistics solutions spanning the globe. We continue to enjoy diversification in our end market customer focus with industrial, oilfield and intermodal benefiting from additional activity in the market.”

Select pro forma information from the Company’s Current Report on Form 8-K/A filed with the SEC on September 15, 2023 is set forth below:

SMG Industries Inc.
Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2022
(unaudited)

	SMG	Barnhart Companies	Other Transaction Adjustments		Pro Forma Adjustments		Pro Forma Combined
REVENUE TOTAL	71,021,862.00	81,749,226.00	-		-		152,771,088.00

COST OF REVENUE	65,285,261.00	67,980,193.00	-		2,734,737.00	(j)	136,000,191.00

GROSS PROFIT	5,736,601.00	13,769,033.00	-		(2,734,737.00)		16,770,897.00

Selling, General & Administrative	9,079,344.00	8,332,154.00			1,482,000.00	(k)	18,893,498.00
Gain on disposal of assets	(330,499.00)	-	-		(632,524.00	)(l)	(963,023.00)
Total operating expenses	8,748,845.00	8,332,154.00	-		849,476.00		17,930,475.00

Income (loss) from operations	(3,012,244.00)	5,436,879.00	-		(3,584,213.00)		(1,159,578.00)

Other Income (Expense)
Interest Income	-	46,225.00	-		-		46,225.00
Interest Expense	(9,431,681.00)	(142,532.00)	4,486,540.00	(h)	142,532.00	(m)	(4,945,141.00)
Gain on extinguishment of debt	564,814.00	-					564,814.00
Gain on disposal of assets		632,524.00	-		(632,524.00	)(l)	-
Other income	228,689.00	68,770.00	-		-		297,459.00
Other expense	(100,365.00)	-	-		-		(100,365.00)
Total other income (expense)	(8,738,543.00)	604,987.00	4,486,540.00		(489,992.00)		(4,137,008.00)

Net loss from continuing operations	(11,750,787.00)	6,041,866.00	4,486,540.00		(4,074,205.00)		(5,296,586.00)

Income (loss) from discontinued operations	140,547.00	-	-		-		140,547.00

Net income (loss)	(11,610,240.00)	6,041,866.00	4,486,540.00		(4,074,205.00)		(5,156,039.00)

dividends	-	-	(250,000.00	)(i)	(250,000.00	)(n)	(500,000.00)

Net income (loss) available to common shareholders	(11,610,240.00)	6,041,866.00	4,236,540.00		(4,324,205.00)		(5,656,039.00)

Net income (loss) per common share
Continuing operations	(0.32)						(0.02)
Discontinued operations	(0.00)						(0.00)
Net loss attributable to common shareholders	(0.32)						(0.02)

Weighted Average Shares Outstanding
Basic	36,399,788.32						254,107,078.32
Diluted	36,399,788.32						254,107,078.32

Pro Forma Adjusted EBITDA

SMG defines pro forma Adjusted EBITDA as net loss plus (i) depreciation, (ii) income taxes, (iii) interest expense, (iv) non-cash stock option expense, (v) non-cash stock option expense, (vi) transaction-related expenses, (vii) expenses for contract Chief Financial Officer consulting services and Chief Transition Officer services and (vii) discontinued operations costs.

Net income (loss)	(11,610,240.00)	6,041,866.00	4,486,540.00	(4,074,205.00)	(5,156,039.00)
Plus:
Depreciation and amortization	5,328,366.00	4,385,250.00		4,216,737.00	13,930,353.00
Interest expense	9,431,681.00	142,532.00	(4,486,540.00)	(142,532.00)	4,945,141.00
Taxes	(130,043.00)	34,337.00			(95,706.00)
EBITDA	3,019,764.00	10,603,985.00	-	-	13,623,749.00

Adjustments to EBITDA
Nnon-cash stock-based compensation	61,043.00	-	-	-	61,043.00
Consulting expenses	200,161.00	310,543.00	-	-	510,704.00
Transaction M&A expenses	36,641.00	-	-	-	36,641.00
CTO Services	249,997.00	-	-	-	249,997.00
Gain on sale of equipment	-	(634,541.00)	-	-	(634,541.00)
Consultant CFO Costs	109,521.00	-	-	-	109,521.00
Software Upgrade/Bad Debt	-	58,573.00	-	-	58,573.00
Discontined Operations/Legal	22,074.00	1,009,053.00	-	-	1,031,127.00
Total Adjustments	679,437.00	743,628.00	-	-	1,423,065.00

Adjusted EBITDA	3,699,201.00	11,347,613.00	-	-	15,046,814.00

Use of Non-GAAP Financial Measures

This news release includes the non-GAAP financial measure pro forma Adjusted EBITDA, which the Company believes provides management, investors, and creditors with a useful measure of the operational results of the Company’s business and increases the period-to-period comparability of such results. This non-GAAP measure is not a substitute for, or more meaningful than, net loss or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Also, other companies in SMG’s industry may define this non-GAAP measure differently than SMG does, and as a result, it may be difficult to use this non-GAAP measure to compare the performance of those companies to SMG’s performance. Because of these limitations, this non-GAAP measure should not be considered a measure of the income generated by SMG’s business or discretionary cash available to it to invest in the growth of its business.

You can find the reconciliation of this non-GAAP measure to the nearest comparable GAAP measure in the table.

About SMG Industries Inc.: SMG Industries Inc. (OTCQB: SMGI) is a growth-oriented transportation services company specializing in the full-service logistics market. We strive to provide exceptional end-to-end solutions, ensuring customer satisfaction at every step of their journey. Our business focus and diverse service offerings make us a strong contender in the dynamic and evolving global logistics market. As a family of transportation companies, SMG Industries offers comprehensive logistics solutions, serving as a single service provider for shipments of all sizes, both domestically and internationally.

Our core strengths lie in our specialized services, spanning heavy haul, super heavy haul, oversized, drilling rig relocations, and driveaway services, and a comprehensive suite of logistics solutions. This includes full truckload, dry bulk, non-hazardous liquids, intermodal, LTL, drayage, transloading, warehousing, permitting and escort, commercial tank wash, international freight forwarding NVOCC (Non-Vessel Operating Common Carrier) services, and an “asset-lite” brokerage business.

SMG Industries Inc. takes pride in being more than just a transportation services company; we are strategic partners invested in the success of our customers. Through continuous communication, personalized solutions, focus on safety, and a forward-thinking mindset, we aim to not only meet the demands of today’s logistics landscape but also anticipate and address the challenges of tomorrow. Read more about SMG Industries and our operating companies at www.SMGIndustries.com.

Forward-Looking Statements

The statements contained in this news release that are not historical fact are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements may be identified by the use of forward-looking terminology such as “should,” “could,” “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” “intends,” “continue,” or similar terms or variations of those terms or the negative of those terms. All forward-looking statements are the Company’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements appear in a number of places in this news release and include statements regarding the intent, belief or current expectations of SMG Industries Inc. Forward-looking statements are merely management’s current predictions of future events. Investors are cautioned that any such forward-looking statements are inherently uncertain, are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from the Company’s predictions. There are a number of factors that could negatively affect the Company’s business and the value of its securities, including, but not limited to, fluctuations in the market price of its common stock; changes in its plans, strategies and intentions; changes in market valuations associated with its cash flows and operating results; the impact of significant acquisitions, dispositions and other similar transactions, including the acquisition of the Barnhart Transportation family of companies; the Company’s ability to attract and retain key employees; changes in financial estimates or recommendations by securities analysts; asset impairments; decreased liquidity in the capital markets; and changes in interest rates. Such factors could materially affect the Company’s future operating results and could cause actual events to differ materially from those described in forward-looking statements relating to the Company. Although the Company has sought to identify the most significant risks to its business, it cannot predict whether, or to what extent, any of such risks may be realized, nor is there any assurance that it has identified all possible issues that it might face.

In light of these assumptions, risks and uncertainties, the results and events discussed in the forward-looking statements contained in this news release might not occur. Stockholders are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this news release. The Company is not under any obligation, and it expressly disclaims any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required by applicable law. All subsequent forward-looking statements attributable to the Company or to any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company urges readers to carefully review and consider the various disclosures it makes in this news release and its reports filed with the SEC that attempt to advise interested parties of the risks, uncertainties and other factors that may affect its business, including the risk factors included under Part I, Item 1A. “Risk Factors” in its Annual Report on Form 10-K filed with the SEC on April 17, 2023 and under Part II, Item 1A. “Risk Factors” in its subsequent Quarterly Reports on Form 10-Q filed with the SEC.

Contact:

Matt Flemming, SMG Industries Inc.

Email address: Matt@SMGIndustries.com

SOURCE: SMG Industries Inc.